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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our report included in this on Form 8-K, into Newmont Gold Company's previously filed S-8 Registration Statement No.333-26591, S-8 Registration Statement No. 333-10765, S-3 Registration Statement No. 33-54245 and S-8 Registration Statement No. 33-62471.



                                      /s/ ARTHUR ANDERSEN LLP
                                      ------------------------------
                                          ARTHUR ANDERSEN LLP



Denver, Colorado
November 10, 1997.